Exhibit 10.8

SECOND AMENDMENT TO REIMBURSEMENT AGREEMENT

SECOND Amendment (this “Amendment”) dated as of June 30, 2026 (the “Second Amendment Effective Date”), to that certain Reimbursement Agreement, dated as of November 14, 2024 (as amended by that certain First Amendment to Reimbursement Agreement, dated as of November 12, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Original Reimbursement Agreement”, and the Original Reimbursement Agreement, as amended by this Amendment, the “Amended Reimbursement Agreement”), by and among, inter alios, Surf Air Mobility Inc., a Delaware corporation (the “Company”), the other Obligors party thereto from time to time and Park Lane Investments LLC, as procurer of certain credit support for the benefit of the Company (with its successors, the “Credit Provider”), by and among the Company, the Credit Provider and the other Obligors party hereto. Capitalized terms used but not defined herein are used as defined in the Amended Reimbursement Agreement.

RECITALS:

WHEREAS, on or about the Second Amendment Effective Date, the Company and High Trail Special Situations LLC are entering into that certain Omnibus Amendment and Exchange Agreement, pursuant to which the existing Senior Secured Convertible Note due 2028 will be exchanged for (i) a Senior Secured Convertible Note due 2027 in the initial principal amount of $16,857,142.89 and (ii) a Senior Secured Term Note due 2028 in the initial principal amount of $30,000,000 (collectively, the “High Trail Senior Notes”);

WHEREAS, on or about the Second Amendment Effective Date, JGB Collateral LLC, as collateral agent, and the purchasers party thereto are providing debenture financing to Southern Airways Pacific, LLC and Southern Airways Express, LLC, and the Credit Provider has agreed to procure a standby letter of credit issued by HSBC Bank USA, N.A. in favor of JGB Collateral LLC in support thereof;

WHEREAS, in connection with the foregoing, the Credit Provider has agreed to release its Liens on the JGB Aircraft to permit the holders of the JGB Debentures to take a first-priority Lien thereon, and the Company has agreed to grant the Credit Provider a negative pledge in respect of the Company’s other aircraft; and

WHEREAS, the Company has requested, and the Credit Provider is willing to make, certain amendments to the provisions of the Original Reimbursement Agreement, as further set forth in the Amended Reimbursement Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Certain Amendments.

(a) Upon the Second Amendment Effective Date, the Original Reimbursement Agreement (excluding all schedules and exhibits, which shall remain in the form most recently delivered) is hereby amended to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), as set forth in the marked copy of the Amended Reimbursement Agreement attached as Annex I hereto.

Section 2. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the Second Amendment Effective Date when:

(a) this Amendment shall have been executed and delivered by the Company, the other Obligors, and the Credit Provider;

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(b) a certificate relating to each Obligor, dated as of the Second Amendment Effective Date, which shall (A) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of this Amendment, (B) identify by name and title and bear the signatures of the officers of such Obligor (or other authorized signatory) authorized to sign this Amendment, (C) contain appropriate attachments, including the Organizational Documents of each Obligor certified, if applicable, by the relevant authority of the jurisdiction of organization of such Obligor, and (D) attach a good standing certificate (to the extent such concept exists) for each Obligor from its jurisdiction of organization;

(c) a written opinion (addressed to the Credit Provider and dated as of the Second Amendment Effective Date) of Sullivan & Worcester LLP, counsel to the Obligors as to such matters with respect to this Amendment and the Reimbursement Documents and in form and substance reasonably satisfactory to the Credit Provider. The Company hereby requests such counsel to deliver such opinion;

(d) to the extent invoiced prior to the Second Amendment Effective Date, all reasonable, documented out-of-pocket expenses and all invoiced fees and expenses of counsel to the Credit Provider shall have been paid or reimbursed, on or prior to the Second Amendment Effective Date; and

(e) each of the representations and warranties made by the Company and each of the other Obligors contained in Article III of the Amended Reimbursement Agreement and in each other Reimbursement Document shall be true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or by a reference to a Material Adverse Effect in the text thereof; provided further that all references in the representations set forth in Article III of the Original Reimbursement Agreement to “Reimbursement Documents” shall be deemed to be references to this Amendment and the other Reimbursement Documents (including the Original Reimbursement Agreement) as amended by this Amendment.

Section 3. Representations and Warranties. By its execution of this Amendment, each Obligor hereby represents and warrants that:

(a) this Amendment has been duly executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or by general equitable principles relating to enforceability;

(b) the execution, delivery and performance of this Amendment and the other documents executed in connection herewith (i) have been duly authorized by all requisite corporate or other organizational and, if required, stockholder or member action of such Obligor and (ii) will not (x) violate any provision of (1) any requirement of law which would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect or (2) the certificate or articles of incorporation, bylaws or other constitutive documents of such Obligor, (y) conflict with or result in any breach or contravention of any document evidencing any contractual obligation to which such Obligor is a party or any order, injunction, writ or decree of any Governmental Authority to which such Obligor or its property is subject which would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect or (z) result in the creation of any Lien;

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(c) each of the representations and warranties made by such Obligor contained in Article III of the Amended Reimbursement Agreement and each other Reimbursement Document to which such Obligor is party are true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or by a reference to a Material Adverse Effect in the text thereof; provided further that all references in the representations set forth in Article III of the Original Reimbursement Agreement to “Reimbursement Documents” shall be deemed to be references to this Amendment and the other Reimbursement Documents (including the Original Reimbursement Agreement) as amended by this Amendment; and

(d) no Default or Event of Default has occurred and is continuing.

Section 4. Certain Acknowledgements.

(a) Each Obligor hereby expressly acknowledges and consents to the terms of this Amendment and reaffirms, as of the date hereof, the covenants and agreements contained in each Reimbursement Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby.

(b) After giving effect to this Amendment, and except in respect of the Credit Provider’s Liens on the JGB Aircraft (which are being released as of the Second Amendment Effective Date), neither the modification of the Original Reimbursement Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Reimbursement Document; it being understood that such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(c) Each Obligor hereby (i) acknowledges and agrees that the Security Agreement and each of the other Reimbursement Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment and (ii) acknowledges and agrees that it will continue to guarantee, to the fullest extent possible in accordance with the Reimbursement Documents, the payment and performance of all Obligations under each of the Reimbursement Documents to which it is a party (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment).

(d) Each Obligor hereby (i) confirms that the Security Agreement and all Collateral encumbered thereby (other than the Credit Provider’s Liens on the JGB Aircraft, which are being released as of the Second Amendment Effective Date) will continue to secure, to the fullest extent possible in accordance with the Security Agreement, the payment and performance of the Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment), including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Obligor now or hereafter existing, in each case pursuant to the terms of the Security Agreement and (ii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the Security Agreement.

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Section 5. Amendment, Modifications and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 7.1 of the Original Reimbursement Agreement.

Section 6. Miscellaneous.

(a) Entire Agreement. This Amendment, the Amended Reimbursement Agreement and the other Reimbursement Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Amended Reimbursement Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Reimbursement Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Reimbursement Document to the Amended Reimbursement Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Amended Reimbursement Agreement as amended hereby and that this Amendment is a Reimbursement Document.

(b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

(c) Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d) Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which together shall constitute a single contract. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The provisions of Section 7.7 of the Original Reimbursement Agreement are hereby incorporated by reference.

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(e) Ratification. This Amendment is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Original Reimbursement Agreement or any other Reimbursement Document. Nothing herein contained is intended to constitute a substitution or novation of the obligations outstanding under the Original Reimbursement Agreement or any other Reimbursement Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Amendment constitute an amendment of the terms of pre-existing indebtedness and the related agreement, as evidenced by the Amended Reimbursement Agreement.

[Signature pages to follow]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

COMPANY:

SURF AIR MOBILITY INC.

By: ________________________________

Name: Deanna White

Title: Chief Executive Officer

OTHER OBLIGORS:1

SOUTHERN AIRWAYS CORPORATION

By: ________________________________

Name: Deanna White

Title: Chief Executive Officer

SOUTHERN AIRWAYS PACIFIC, LLC

By: ________________________________

Name: Deanna White

Title: Chief Executive Officer

SOUTHERN AIRWAYS AUTOS, LLC

By: ________________________________

Name: Deanna White

Title: Chief Executive Officer

SOUTHERN AIRWAYS EXPRESS, LLC

By:________________________________

Name: Deanna White

Title: Chief Executive Officer

N803F, INC.

1 NTD: please confirm scope of obligors.

[Signature Page to Second Amendment]

By:________________________________

Name: Deanna White

Title: Chief Executive Officer

PAYMENTS OS INC.

By:________________________________

Name: Deanna White

Title: Chief Executive Officer

SURF AIR TECHNOLOGIES INC.

By:________________________________

Name: Deanna White

Title: Chief Executive Officer

SURF AIR GLOBAL LIMITED

By:________________________________

Name: Deanna White

Title: Chief Executive Officer

MULTI-AERO, INC.

By: ________________________________

Name: Deanna White

Title: Chief Executive Officer

N107KA, INC.

By ________________________________

Name: Deanna White

Title: Chief Executive Officer

N208EE, INC.

By:________________________________

Name: Deanna White

Title: Chief Executive Officer

SURFAIR HOLDINGS US, INC.

[Signature Page to Second Amendment]

By:________________________________

Name: Deanna White

Title: Chief Executive Officer

SURF AIR SUB 1, INC.

By:________________________________

Name: Deanna White

Title: Chief Executive Officer

SURF ON DEMAND INC.

By:________________________________

Name: Deanna White

Title: Chief Executive Officer

[Signature Page to Second Amendment]

PARK LANE INVESTMENTS LLC,

as the Credit Provider

By:
Name:
Title:

[Signature Page to Second Amendment]

ANNEX I

Amended Reimbursement Agreement

[See attached.]

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ANNEX II

Schedule 5.2(b)

[See attached.]

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Schedule 5.2(b)

None.

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